Exhibit 4.8


                       GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                              GRUBB & ELLIS COMPANY


                         and certain of its Subsidiaries


                                   in favor of


                             KOJAIAN FUNDING, L.L.C.


                             Dated as of May 9, 2003





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                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1.       DEFINED TERMS                                                 1
        1.1      DEFINITIONS                                                   1
        1.2      OTHER DEFINITIONAL PROVISIONS                                 5

SECTION 2.       GUARANTEE                                                     5
        2.1      GUARANTEE                                                     5
        2.2      RIGHT OF CONTRIBUTION                                         6
        2.3      NO SUBROGATION                                                6
        2.4      AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS     6
        2.5      GUARANTEE ABSOLUTE AND UNCONDITIONAL                          7
        2.6      REINSTATEMENT                                                 8
        2.7      PAYMENTS                                                      8

SECTION 3.       GRANT OF SECURITY INTEREST                                    8

SECTION 4.       REPRESENTATIONS AND WARRANTIES                                9
        4.1      REPRESENTATIONS IN CREDIT AGREEMENT                           9
        4.2      TITLE: NO OTHER LIENS                                         9
        4.3      PERFECTED FIRST PRIORITY LIENS                               10
        4.4      CHIEF EXECUTIVE OFFICE                                       10
        4.5      INVENTORY AND EQUIPMENT                                      10
        4.6      FARM PRODUCTS                                                10
        4.7      PLEDGED SECURITIES                                           10
        4.8      RECEIVABLES                                                  11
        4.9      INTELLECTUAL PROPERTY                                        11

SECTION 5.       COVENANTS                                                    11
        5.1      COVENANTS IN CREDIT AGREEMENT                                11
        5.2      DELIVERY OF INSTRUMENTS AND CHATTEL PAPER                    12
        5.3      MAINTENANCE OF INSURANCE                                     12
        5.4      PAYMENT OF OBLIGATIONS                                       12
        5.5      MAINTENANCE OF PERFECTED SECURITY INTEREST:
                   FURTHER DOCUMENTATION                                      12
        5.6      CHANGES IN LOCATIONS, NAME, ETC.                             12
        5.7      NOTICES                                                      13
        5.8      PLEDGED SECURITIES                                           13
        5.9      RECEIVABLES                                                  14
        5.10     INTELLECTUAL PROPERTY                                        14


SECTION 6.       REMEDIAL PROVISIONS                                          16
        6.1      CERTAIN MATTERS RELATING TO RECEIVABLES                      16
        6.2      COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE         17

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        6.3      PLEDGED STOCK                                                17
        6.4      PROCEEDS TO BE TURNED OVER TO LENDER                         18
        6.5      APPLICATION OF PROCEEDS                                      18
        6.6      CODE AND OTHER REMEDIES                                      18
        6.7      REGISTRATION RIGHTS                                          19
        6.8      WAIVER, DEFICIENCY                                           20

SECTION 7.       MISCELLANEOUS                                                20
        7.1      AMENDMENTS IN WRITING                                        20
        7.2      NOTICES                                                      20
        7.3      NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES          21
        7.4      ENFORCEMENT EXPENSES; INDEMNIFICATION                        21
        7.5      SUCCESSORS AND ASSIGNS                                       22
        7.6      SET OFF                                                      22
        7.7      COUNTERPARTS                                                 22
        7.8      SEVERABILITY                                                 22
        7.9      SECTION HEADINGS                                             22
        7.10     INTEGRATION                                                  22
        7.11     GOVERNING LAW                                                23
        7.12     SUBMISSION TO JURISDICTION; WAIVERS                          23
        7.13     ACKNOWLEDGMENTS                                              23
        7.14     WAIVER OF JURY TRIAL                                         24
        7.15     ADDITIONAL GRANTORS                                          24
        7.16     RELEASES                                                     24


SCHEDULES:

1       Notice of Addresses of Guarantors
2       Description of Pledged Securities
3 Filings and Other Actions Required to Perfect Security Interests -UCC Financing Statements
4       Location of Jurisdiction of Organization and Chief Executive Office
5       Location of Inventory and Equipment
6       Intellectual Property


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                       GUARANTEE AND COLLATERAL AGREEMENT


       This GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 9, 2003, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of KOJAIAN FUNDING, L.L.C., a Michigan limited liability company, (the "Lender") party to the Letter Agreement, dated as of May 7, 2003 (the "LETTER AGREEMENT"), between GRUBB & ELLIS COMPANY, a Delaware corporation (the "Borrower") and the Lender.

                                   WITNESSETH:

       WHEREAS, pursuant to the Letter Agreement, the Lender has agreed to make a Four Million Dollar ($4,000,000) loan to the Borrower (the "Loan") upon the terms and subject to the conditions set forth therein:

       WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

       WHEREAS, the proceeds of the Loan will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

       WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Loan; and

       WHEREAS, it is a condition precedent to the obligation of the Lender to make its Loan to the Borrower that the Grantors shall have executed and delivered this Agreement to the Lender.

       NOW, THEREFORE, in consideration of the promises and to induce the Lender to make the Loan to the Borrower thereunder, each Grantor hereby agrees with the Lender as follows:

                            SECTION 1. DEFINED TERMS

       1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Security Agreement dated as of even date herewith among the Borrower and the Lender (the "Security Agreement") and used herein shall have the meanings given to them in the Security Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of Illinois on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

              (b)    The following terms shall have the following meanings:

              "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be


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       amended, supplemented or otherwise modified from time to time.

              "BORROWER OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loan and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Promissory Note dated of even date herewith from Borrower to Lender (the "Note") after the maturity of the Loan and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, Security Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with Lender (or any Affiliate of Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

              "COLLATERAL": as defined in Section 3.

              "COLLATERAL ACCOUNT": any collateral account established by the Lender as provided in Section 6.1 or 6.4.

              "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

              "COPYRIGHT LICENSES": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

              "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of Illinois on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same

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       may from time to time be amended,  supplemented  or  otherwise  modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith,
       (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); PROVIDED, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

              "GUARANTOR OBLIGATIONS": with respect to any Guarantor, the collective reference to, without duplication, (i) the Borrower
       Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Lender that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

              "GUARANTORS": the collective reference to each Grantor other than the Borrower.

              "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

              "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

              "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

              "ISSUERS": the collective reference to each issuer of a Pledged Security.

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              "ILLINOIS  UCC": the Uniform  Commercial Code as from time to time in effect in the State of Illinois.

              "OBLIGATIONS": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

              "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof and all goodwill associated therewith, all reissues and extensions thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in
       SCHEDULE 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

              "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in
       SCHEDULE 6.

              "PLEDGED NOTES": all promissory notes listed on SCHEDULE 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

              "PLEDGED SECURITIES": the collective reference to the Pledged Notes and the Pledged Stock.

              "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; PROVIDED that Pledged Stock shall not include more than 66% of the issued and outstanding Capital Stock of any Foreign Subsidiary.

              "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of Illinois on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

              "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

              "SECURITIES ACT": the Securities Act of 1933, as amended.

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              "TRADEMARKS":  (i) all trademarks,  trade names,  corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in
       SCHEDULE 6, and (ii) the right to obtain all renewals thereof.

              "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

       1.2 OTHER DEFINITIONAL PROVISIONS, (a) The words "hereof, "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

              (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

              (c)    Where  the  context   requires,   terms   relating  to  the
Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

       2.1    GUARANTEE.   (a)  Each  of  the  Guarantors  hereby,  jointly  and
severally, unconditionally and irrevocably guarantees to the Lender and its respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

              (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

              (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

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              (d)    The  guarantee  contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been indefeasibly satisfied by payment in full, notwithstanding that from time to time during the term of the Security Agreement the Borrower may be free from any Borrower Obligations.

              (e) No payment made by the Borrower, any Guarantor, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full.

       2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid an amount hereunder which would, but for this provision, render such Guarantor insolvent for purposes of state or federal fraudulent conveyance laws, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder to the extent such contribution would not render such other Guarantor insolvent. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section
2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

       2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to Lender by the Borrower on account of the Borrower Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been indefeasibly paid in full, such amount shall be held by such Guarantor in trust for Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor be turned over to Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to Lender, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as Lender may determine.

       2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment

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


of any of the Borrower Obligations made by Lender may be rescinded by Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender, and the Note, Security Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

       2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this
Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, without regard to (a) the validity or enforceability of the Note, Security Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of Offset shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect

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the rights and remedies,  whether  express,  implied or available as a matter of law, of Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

       2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

       2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in Dollars at 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304.


                      SECTION 3. GRANT OF SECURITY INTEREST

       3.1 (a) Each Grantor hereby grants to the Lender, a security interest in (and pledges of ownership and other interests, as applicable) all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

              (a)    all Accounts;

              (b)    all Chattel Paper;

              (c)    all Documents;

              (d) all Equipment (other than Equipment secured by a Lien permitted pursuant to Sections 8.3(f), 8.3(g), 8.3(h) and 8.3(k) of that certain Credit Agreement dated December 31, 2000 (as amended, restated, refinanced or other modified from time to time) between Borrower and various other financial institutions (together with their respective successors and assigns), and Bank of America, N.A. (the "Credit Agreement");

              (e)    all General Intangibles;

              (f)    all Instruments;

              (g)    all Intellectual Property;

              (h)    all Inventory;

              (i)    all Pledged Securities;

              (j)    all books and records pertaining to the Collateral; and

              (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing to the contrary, Collateral shall not include ownership or other interests in the Persons listed in Schedule I hereto, property which is subject to an agreement that expressly prohibits the granting of a Lien that is permitted under Section 8.3 of the Credit Agreement, or which would, as a result of granting a Lien in such property, cause a default under any such permitted Lien.

              (b) To further secure the payment, performance and observance of the Obligations of each Grantor hereunder, each Grantor hereby collaterally assigns to Lender all of such Grantor's right, title and interest in, under and to any Leases to which such Grantor is a party, except to the extent that such collateral assignment, in and of itself, is prohibited by the terms of such Lease or would constitute a default under such lease. This Assignment is for collateral security purposes only. So long as no Event of Default has occurred and is continuing, such Grantor shall have the right to retain, use and enjoy all rights under each such Lease, including the right to use and occupy the premises subject to the Lease.

              (c) Notwithstanding anything to the contrary, this Guarantee and Collateral Agreement shall be subject to and subordinate to the liens and rights granted in the Amended and Restated Credit Agreement, dated as of
December 31, 2000 as amended, among the Borrower, various financial institutions, LaSalle Bank National Association, American National Bank & Trust Company of Chicago and Bank of America (the "Credit Agreement").

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

       To induce the Lender to enter into the Letter Agreement and to induce the Lender to make the Loan to the Borrower thereunder, each Grantor hereby represents and warrants to Lender that:

       4.1 REPRESENTATIONS IN CREDIT AGREEMENT. In the case of each Guarantor, the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor, or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein and made to Lender, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

       4.2 TITLE: NO OTHER LIENS. Except for the security interest granted to the Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lenders under the Credit Agreement, for the benefit of the Lender, pursuant to this Agreement or as are permitted by the Credit Agreement, Security Agreement or as they relate to obligations being paid on or about the date hereof (all of which obligations are being paid in full on the Closing Date.)

       4.3 PERFECTED PRIORITY LIENS. The security interests, subject to the Security Agreement granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid, and to the extent liens thereon can be perfected by the filings and actions specified on Schedule 3, perfected security interests in all of the Collateral in favor of the Lender, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, and (b) are prior to all other Liens on the Collateral in existence on the date hereof other than Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

       4.4 CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on SCHEDULE 4.

       4.5 INVENTORY AND EQUIPMENT. On the date hereof the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on SCHEDULE 5.

       4.6 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of Farm Products.

       4.7 PLEDGED SECURITIES. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Subsidiary owned by such Grantor or, in the case of any Subsidiary that is a Foreign Subsidiary, 66% of the issued and outstanding shares of Capital Stock of such Subsidiary.

              (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

              (c) Each of the Pledged Notes executed by Borrower or a Restricted Subsidiary constitutes a legal, valid and binding obligation, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens not prohibited by the Credit Agreement.

       4.8 RECEIVABLES. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

              (b) The amounts represented by such Grantor to the Lender from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

       4.9    INTELLECTUAL   PROPERTY.   (a)   SCHEDULE  6  lists  all  material
Intellectual Property owned by such Grantor in its own name on the date hereof.

              (b) On the date hereof, all material Intellectual Property owned or used by such Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned; and to the Grantor's knowledge, does not, and has not been alleged to, infringe the intellectual property rights of any other Person.

              (c) Except to the extent granted in the ordinary course of business, on the date hereof none of the Intellectual Property owned or used by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchiser.

              (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property owned or used by such Grantor in any respect that is reasonably likely to have a material adverse effect.

              (e) Except as set forth in Schedule 5.9 to the Credit Agreement, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property owned or used by such Grantor or such Grantor's ownership interest therein, and (ii) which is reasonably likely to have a material adverse effect on the value of any Intellectual Property owned or used by such Grantor.

                              SECTION 5. COVENANTS

       Each Grantor covenants and agrees with the Lender, that, from and after the date of this Agreement until the Obligations shall have been paid in full:

       5.1 COVENANTS IN SECURITY AGREEMENT. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

       5.2 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

       5.3    MAINTENANCE  OF  INSURANCE.  (a) Such Grantor  will, or will cause
Borrower to, comply with the terms and provisions of the Security Agreement governing the maintenance of insurance.

       5.4 PAYMENT OF OBLIGATIONS. Except to the extent otherwise expressly permitted by the Security Agreement, such Grantor will pay and discharge, or otherwise satisfy, at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

       5.5    MAINTENANCE OF PERFECTED SECURITY INTEREST: FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected (to the extent perfected by the actions or filings described in SCHEDULE 3 hereto) security interest having at least the priority described in
Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever other than the holders of Liens permitted by the Security Agreement.

              (b) Such Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral in each case as Lender may reasonably request, all in reasonable detail.

              (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

       5.6 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not, except upon 15 days'
prior written notice to the Lender and delivery to the Lender of (a) all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 5 showing any additional location at which Inventory or Equipment shall be kept:

              (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5 (or such other location where appropriate filings have been made);

              (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

              (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.

       5.7    NOTICES.   Such  Grantor  will  advise  the  Lender  promptly,  in
reasonable detail, of:

              (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement and Security Agreement) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and

              (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

       5.8 PLEDGED SECURITIES. (a) Except as provided in the Credit Agreement, if such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lender and the Lender, hold the same in trust for the Lender and the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Grantor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be deemed to be Dispositions and shall be treated in accordance with the terms and provisions of the Security Agreement. Notwithstanding anything to the contrary herein, in no event shall any Grantor be required to pledge more than 66% of the outstanding Capital Stock of any Foreign Subsidiary.

              (b) Except as permitted in the Credit Agreement and to the extent prohibited by the Security Agreement, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, or (iv) enter into any agreement or undertaking (other than the Loan Documents) restricting the right or ability of such Grantor or the Lender to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

              (c) Except to the extent of the provisions of the Credit Agreement, concurrently with the pledge of Pledged Stock in respect of any Issuer that is a partnership or limited liability company, the relevant Grantor will send to such Issuer written instructions confirming that such Pledged Stock has been pledged to Lender and requesting such Issuer to deliver to the Lender an acknowledgment in form and substance satisfactory to Lender confirming that such Issuer has registered the pledge effected by this Agreement on its books.

              (d) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Lender promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

       5.9 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice or as permitted by the Credit Agreement, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof,

              (b) Such Grantor will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables of the Borrower.

       5.10 INTELLECTUAL PROPERTY. For so long as no Event of Default has occurred and is continuing, such Grantor shall protect and enhance the value of all Intellectual Property in accordance with prudent business practices; PROVIDED that at no time shall Borrower permit the tradename "Grubb & Ellis" to be abandoned or altered in any manner. Upon the occurrence and during the continuance of an Event of Default:

              (a)    Such Grantor  (either itself or through its licensees) will
(i) continue to use
each material Trademark now or hereafter owned or used by such Grantor in order to maintain such material Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such material Trademark may become invalidated or impaired in any way.

              (b) Such Grantor (either itself or through its licensees) will not do any act, or omit to do any act, whereby any material Patent owned or used by such Grantor may become forfeited, abandoned or dedicated to the public.

              (c) Such Grantor (either itself or through its licensees) (i) will employ each material Copyright owned or used by such Grantor and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through its licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

              (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property owned or used by such Grantor to infringe the intellectual property rights of any other Person.

              (e) Such Grantor will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned or used by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property owned or used by such Grantor or such Grantor's right to register the same or to own and maintain the same.

              (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Lender within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender's and the Lender' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

              (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, as to Trademarks, filing of applications for renewal, affidavits of use and affidavits of incontestability and, as to Patents, paying maintenance fees.

              (h) In the event that any material Intellectual Property owned or used by such Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.


                         SECTION 6. REMEDIAL PROVISIONS

       6.1 CERTAIN MATTERS RELATING TO RECEIVABLES. (a) Except as provided in the Credit Agreement, at any time and from time to time after the occurrence and during the continuance of an Event of Default, the Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuation of an Event of Default, upon the Lender's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. Notwithstanding anything else to the contrary contained herein, at any time other than during the occurrence and continuation of an Event of Default, at the expense of the Lender, (i) the Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications, and (ii) upon the Lender's request such Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

              (b) Except as provided in the Credit Agreement, the Lender hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Lender's direction and control and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. At Lender's request, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender for the account of the Lender only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

              (c) At the Lender's request, each Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

       6.2 COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE. (a) Except as provided in the Credit Agreement, the Lender in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify the existence, amount and terms of any Receivables.

              (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

              (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Lender of any payment relating thereto, nor shall Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       6.3 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and Lender shall have given notice to the relevant Grantor of its intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Security Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which would be inconsistent with or result in any violation of any provision of the Security Agreement, this Agreement or any other Loan Document.

              (b) If an Event of Default shall occur and be continuing and Lender shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as it may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of Lender and Lender may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and condition as Lender may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

              (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to Lender.

       6.4 PROCEEDS TO BE TURNED OVER TO LENDER. If an Event of Default shall occur and be continuing, in addition to the rights of Lender specified in
Section 6.1 with respect to payments of Receivables, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor for Lender and shall, forthwith upon receipt by such Grantor and upon the request of Lender, be turned over to the Lender in the exact form received by such Grantor (duly indorsed by such Grantor to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by it in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by Lender in a Collateral Account (or by such Grantor in trust for the Lender and the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

       6.5 APPLICATION OF PROCEEDS. If an Event of Default shall have occurred and be continuing, Lender shall apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as it may elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

       6.6 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, Lender may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Illinois UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Grantor's premises or elsewhere. It shall apply the net proceeds of any action taken by it pursuant to this
Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Illinois UCC, need the Lender account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Lender arising out of the reasonable exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                            SECTION 7. MISCELLANEOUS

       7.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Security Agreement.

       7.2 NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing, shall be addressed as follows and for each Guarantor as set forth on Schedule I, and shall be either (i) personally delivered to the party, (ii) sent by U.S. registered or certified mail, (iii) sent by a reputable express mail company which guarantees next day delivery, or (iv) telecopied to the respective telecopier numbers set forth herein. Any party may redesignate the address or telecopier number to which notices are to be sent to it by written notice to the other parties. Notwithstanding the foregoing, any notice which is in fact received shall be deemed to have been delivered pursuant to this Section, even if such delivery is not accomplished in accordance with this Section.

       If to Lender:
                                 KOJAIAN FUNDING, L.L.C.
                                 c/o Kojaian Management Company'
                                 39400 Woodward Avenue, Suite 250
                                 Bloomfield Hills, MI  48304-2876
                                 Attn:  C. Michael Kojaian
                                 Telecopier No.  (248) 644-7620


       with a copy to (which shall not constitute notice):

                                 Carson Fischer, P.L.C.
                                 300 East Maple Road - Third Floor
                                 Birmingham, Michigan 48009
                                 Attn:  Robert M. Carson, Esq.
                                 Telecopier No.  (248) 644-1832


       If to Borrower:           Grubb & Ellis Company
                                 2215 Sanders Road, Suite 400
                                 Northbrook, Illinois  60062
                                 Attn:  Robert Walner
                                 Telecopier No.  (847) 753-9060

       with a copy to (which shall not constitute notice):

                                 Clifford A. Brandeis, Esq.
                                 Zuckerman, Gore & Brandeis, LLP
                                 900 3rd Avenue, 8th Floor
                                 New York, NY  10022-4728
                                 Attn: __________________________
                                 Telecopier No.  (212) 223-6433

       7.3 NO WAIVER BY COURSE OF CONDUCT. CUMULATIVE REMEDIES. Lender shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       7.4 ENFORCEMENT EXPENSES: INDEMNIFICATION. (a) To the same extent as the Borrower would be required to do so pursuant to the Security Agreement, each Guarantor agrees to pay or reimburse Lender for all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to Lender.

              (b) To the same extent as the Borrower would be required to do so pursuant to the Security Agreement, each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

              (c) Each Guarantor agrees to pay, and to save Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the same extent as the Borrower would be required to do so pursuant the Security Agreement.

              (d) The agreements in this Section 7.4 shall survive repayment of the Obligations and all other amounts payable under the Security Agreement and the other Loan Documents.

       7.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of Lender and its successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Lender.

       7.6 SET-OFF. Each Grantor hereby irrevocably authorizes Lender at any time and from time to time without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as Lender may elect, against and on account of the obligations and liabilities of such Grantor to Lender hereunder and claims of every nature and description of Lender against such Grantor, in any currency, whether arising hereunder, under the Security Agreement any other Loan Document or otherwise, as Lender may elect, whether or Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Lender shall notify such Grantor promptly of any such set-off and the application made by Lender of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this
Section 7.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

       7.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

       7.8 SEVERABILITY, Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any Jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       7.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       7.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

       7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS WITHOUT REGARD FOR ITS CONFLICTS OF LAW PRINCIPLES.

       7.12 SUBMISSION TO JURISDICTION: WAIVERS, Each Grantor and Lender hereby irrevocably and unconditionally:

              (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Illinois, the courts of the United States of America for the Northern District of Illinois, and appellate courts from any thereof;

              (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

              (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.2 or at such other address of which the Lender shall have been notified pursuant thereto;

              (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

              (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

       7.13   ACKNOWLEDGMENTS. Each Grantor hereby acknowledges that:

              (a)    it  has  been  advised  by  counsel  in  the   negotiation,
       execution and delivery of this Agreement and the other Loan Documents to which it is a party;

              (b) Lender has no fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors and Lender is solely that of debtor and creditor; and

              (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lender or among the Grantors and the Lender.

       7.14 WAIVER OF JURY TRIAL. EACH GRANTOR AND LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

       7.15 ADDITIONAL GRANTORS. Each future Subsidiary of the Borrower shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

       7.16 RELEASES, (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, Lender shall deliver to such Grantor any Collateral held by Lender hereunder, and execute and deliver to such Grantor such documents (including, without limitation, UCC termination statements) as such Grantor shall reasonably request to evidence such termination.

              (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Security Agreement, then the Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral, including, without limitation, amendments to UCC financing statements. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Security Agreement; PROVIDED that the Borrower shall have delivered to Lender at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Security Agreement and the other Loan Documents.

                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK
                           - SIGNATURE PAGE FOLLOWS -

       IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                     GRUBB & ELLIS COMPANY, a Delaware
                                     corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS NEW YORK, a New York
                                     corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS OF MICHIGAN, a Michigan
                                     corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS OF OREGON, INC., a Washington corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS AFFILIATES, INC., a Delaware corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                     GRUBB & ELLIS EUROPE, INC., a California corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS MORTGAGE GROUP, INC., a
                                     California corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS MANAGEMENT SERVICES, INC., a Delaware corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     GRUBB & ELLIS CONSULTING SERVICES
                                     COMPANY, a Florida corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     LANDAUER HOSPITALITY INTERNATIONAL,
                                     INC., a Delaware corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------



                                     GRUBB & ELLIS MANAGEMENT SERVICES
                                     OF MICHIGAN, INC., a Michigan corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

       IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                                     HSM, INC., a Texas corporation

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                       GUARANTEE AND COLLATERAL AGREEMENT

                                   SCHEDULE 1

                         NOTICE ADDRESSES OF GUARANTORS



[NAME OF GUARANTOR(S)]

c/o Grubb & Ellis Company
2215 Sanders Road, Suite 400
Northbrook, IL 60062
Attn: General Counsel
Telephone: (847) 753-9010
Telecopy:  (847) 753-9067

                       GUARANTEE AND COLLATERAL AGREEMENT

                                   SCHEDULE 2

                        DESCRIPTION OF PLEDGED SECURITIES


SECURITIES PLEDGED BY GRUBB & ELLIS COMPANY

                                                 JURISDICTION OF     AUTHORIZED       OUTSTANDING      SHARES HELD
                                                 INCORPORATION          SHARES          SHARES*        BY PLEDGOR*
                                                 ---------------     ----------       -----------      -----------
Grubb & Ellis Affiliates, Inc.                     Delaware             3,000               500              500
Grubb & Ellis Europe, Inc.                         California           1,000               100              100
Grubb & Ellis Management Services, Inc.            Delaware           195,000            95,000           95,000
Grubb & Ellis Mortgage Group, Inc.                 California           1,000                10               10
Grubb & Ellis New York, Inc.                       New York             1,000                10               10
Grubb & Ellis of Oregon, Inc.                      Washington          50,000             1,000            1,000
   (changing its name to "Grubb & Ellis of Arizona, Inc." as of May 12 or 13, 2003)

Grubb & Ellis of Michigan, Inc.                    Michigan             1,000                10               10
Grubb & Ellis Consulting Services Company          Florida              1,000               510              510
HSM Inc.                                           Texas            1,500,000           800,000          800,000
Aequus Property Management Company                 Texas            1,000,000             1,000            1,000
Grubb & Ellis Asset Services Company               Delaware             1,000                10               10
Grubb & Ellis Institutional Properties, Inc.       California          10,000                10               10
Grubb & Ellis Mortgage Services, Inc.              California          50,000             1,060            1,060
Grubb & Ellis of Nevada, Inc.                      Nevada             100,000                10               10

* Common stock. No shares of capital stock are held in treasury.

The Administrative Agent is in physical possession of all stock certificates delivered pursuant to the Credit Agreement.

                                                      JURISDICTION OF     AUTHORIZED       OUTSTANDING      SHARES HELD
                                                      INCORPORATION          SHARES          SHARES*        BY PLEDGOR*
                                                      ---------------     ----------       -----------      -----------
Grubb & Ellis Realty Advisers, Inc.                     California           25,000           6,350            6,350
Grubb & Ellis Southeast Partners, Inc.                  California            1,000              10               10
Leggat McCall/Grubb & Ellis, Inc.                       Massachusetts         1,000             100              100
The Schuck Commercial Brokerage Company                 Colorado             50,000          50,000           50,000
White Commercial Real Estate                            California           10,000           2,500            2,500
Wm. A. White/Grubb & Ellis, Inc.                        New York             10,000           3,552            3,552
Wm. A. White/Tishman East, Inc.                         New York                200             200              200


SECURITIES PLEDGED BY GRUBB & ELLIS MANAGEMENT SERVICES, INC.

                                                      JURISDICTION OF     AUTHORIZED       OUTSTANDING      SHARES OWNED
SUBSIDIARY ISSUER                                      INCORPORATION        SHARES           SHARES*        BY PLEDGOR*
-----------------                                     ---------------     ----------       -----------      -----------
Grubb & Ellis Management Services of Michigan, Inc.     Michigan              1,000              10               10
Crane Realty & Management Co.                           California           25,000             475              475
Grubb & Ellis Management Services of  Canada, Inc.      Canada              100,000             100              100**


*  Common stock.  No shares of capital stock are held in treasury.

** 66 of these shares will be pledged.

The Administrative Agent is in physical possession of all stock certificates delivered pursuant to the Credit Agreement.

SECURITIES PLEDGED BY HSM INC.

                                                      JURISDICTION OF     AUTHORIZED       OUTSTANDING      SHARES OWNED
SUBSIDIARY ISSUER                                      INCORPORATION        SHARES           SHARES*        BY PLEDGOR*
-----------------                                     ---------------     ----------       -----------      -----------
                  CORPORATIONS
Henry S. Miller Financial Corporation                    Texas                 10,000          1,000             1,000
HSM Condominium Corporation                              Texas                  1,000          1,000             1,000
HSM Real Estate Securities Corporation                   Texas                100,000         12,500            12,500
Miller Capital Corporation                               Texas                 10,000         10,000            10,000
Miller Real Estate Services Corporation                  Texas                 10,000         10,000            10,000

* Common stock. No shares of capital stock are held in treasury.

The Administrative Agent is in physical possession of all stock certificates delivered pursuant to the Credit Agreement.

                        GUARANTY AND COLLATERAL AGREEMENT

                                   SCHEDULE 3

                            UCC FINANCING STATEMENTS
                            ------------------------

--------------------------------------- -------------------------------------------- ------------------ --------------
DEBTOR                                  JURISDICTION                                 FILE NUMBER        FILE DATE
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Arizona
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, California
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Colorado
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Connecticut
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Recorder of Deeds, District of Columbia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Florida
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Fulton County, Georgia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Illinois
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Maine
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Maryland
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of the Commonwealth,
                                        Massachusetts
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Town Clerk, Boston, Massachusetts
                                        Town Clerk, Newton, Massachusetts
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Minnesota
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, New Jersey
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   New York County, New York
                                        Suffolk County, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Ohio
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Cuyahoga County, Ohio
                                        Hamilton County, Ohio
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Oregon
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of Commonwealth, Pennsylvania
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Allegheny County, Pennsylvania
                                        Philadelphia County, Pennsylvania
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of Sate, Texas
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of Commonwealth, Virginia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Fairfax County, Virginia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Company                   Secretary of State, Washington
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Arizona
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, California
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Colorado
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Connecticut
--------------------------------------- -------------------------------------------- ------------------ --------------

--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Florida
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Fulton County, Georgia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Illinois
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Maryland
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of the Commonwealth, Massachusetts
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Town Clerk, Boston, Massachusetts
                                        Town Clerk, Newton, Massachusetts
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Minnesota
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Missouri
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Saint Louis County, Missouri
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Town Clerk, Saint Louis City, Missouri
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, New Jersey
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. New York County, New York
                                        Suffolk County, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Ohio
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Cuyahoga County, Ohio
                                        Hamilton County, Ohio
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Oregon
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of the Commonwealth, Pennsylvania
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Allegheny County, Pennsylvania
                                        Philadelphia County, Pennsylvania
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Texas
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of the Commonwealth, Virginia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Fairfax County, Virginia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services, Inc. Secretary of State, Washington
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services of    Secretary of State, Colorado
Colorado, Inc.
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Management Services of    Secretary of State, Michigan
Michigan, Inc.
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis of Michigan, Inc.         Secretary of State, Michigan
--------------------------------------- -------------------------------------------- ------------------ --------------

--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis New York, Inc.            Secretary of State, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis New York, Inc.            New York County, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis of Oregon, Inc.  (name    Secretary of State, Oregon
changes to "Grubb & Ellis of Arizona,
Inc. as of May 12 or 13, 2003)
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis of Oregon, Inc. (name     Secretary of State, Washington
changes to "Grubb & Ellis of Arizona,
Inc. as of May 12 or 13, 2003)
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis of Oregon, Inc. (name     Secretary of State, Arizona
changes to "Grubb & Ellis of Arizona,
Inc. as of May 12 or 13, 2003)
--------------------------------------- -------------------------------------------- ------------------ --------------
Wm. A. White/Grubb & Ellis, Inc.        Secretary of State, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Wm. A. White/Grubb & Ellis, Inc.        Suffolk County, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
HSM, Inc.                               Secretary of State, Texas
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Consulting Company        Secretary of State, Florida
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Consulting Company        Secretary of State, Illinois
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Consulting Company        Secretary of State, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Consulting Company        New York County, New York
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Affiliates, Inc.          Secretary of State, California
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Affiliates, Inc.          Secretary of State, Illinois
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Europe, Inc.              Secretary of State, California
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Mortgage Group, Inc.      Secretary of State, Arizona
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Mortgage Group, Inc.      Secretary of State, California
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Mortgage Group, Inc.      Recorder of Deeds, District of Columbia
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Mortgage Group, Inc.      Secretary of State, Illinois
--------------------------------------- -------------------------------------------- ------------------ --------------
Grubb & Ellis Mortgage Group, Inc.      Secretary of State, Texas
--------------------------------------- -------------------------------------------- ------------------ --------------

                       GUARANTEE AND COLLATERAL AGREEMENT

                                   SCHEDULE 4

 LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE OF GRANTORS



A.     LOCATION OF JURISDICTION OF ORGANIZATION:


Set forth in Schedule 2 to this agreement.

B.     LOCATION OF CHIEF EXECUTIVE OFFICE OF GRANTORS:

Set forth in Schedule 5 to this agreement.

                       GUARANTEE AND COLLATERAL AGREEMENT
                                   SCHEDULE 5

                       LOCATION OF INVENTORY AND EQUIPMENT


GRUBB & ELLIS COMPANY

       I.     The  chief  executive   office  of  Grubb  &  Ellis  Company  (the
"Grantor") is located at:

                 2215 Sanders Road
                 4th Floor
                 Northbrook, IL 60062

       2. The Grantor's true, full and corporate name is: Grubb & Ellis Company. The Grantor uses no trade names or fictitious names, except the following:

                 Grubb & Ellis of Florida
                 Leggat McCall/Grubb & Ellis
                 Grubb & Ellis of Metropolitan Washington, D.C.
                 Wm. A. White & Sons Management
                 Wm. A. White-Redevco Management
                 HSM Properties, Inc.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive officer as described in Paragraph 1 above, except as specified below:

                 Arizona:                   2390 East Camelback Road
                                            Suite 100
                                            Phoenix, AZ 85016-3448

                                            5255 W. Williams Circle
                                            Suite 2020
                                            Tucson, AZ 85711-7407

                 California:                5152 Avenida Encinas
                                            Carlsbad, CA 92008-4372

                                            13200 Crossroads Parkway North
                                            Suite 325
                                            City of Industry, CA 91746-3420

                                            2300 Boynton Drive
                                            Suite 200
                                            Fairfield, CA 95433

                          Grubb & Ellis Company (cont.)

                                            8700 Auburn-Folsorn Road
                                            Granite Bay, CA 95661

                                            2497 Industrial Parkway West
                                            Hayward, CA 94545-5007

                                            31395 Medallion Drive
                                            Hayward, CA 94544

                                            1000 Wilshire Blvd.
                                            Suite 200
                                            Los Angeles, CA 90017-2459

                                            11111 Santa Monica Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025-3333

                                            4695 MacArthur Blvd.
                                            Suite 600
                                            Newport Beach, CA 92660-1882

                                            1111 Broadway
                                            Suite 2150
                                            Oakland, CA 94607-4036

                                            7677 Oakport Street
                                            Suite 1100
                                            Oakland, CA 94621

                                            3401 Centrelake Drive
                                            Suite 500
                                            Ontario, CA 91761-1201

                                            500 N. State College Blvd.
                                            Suite 100
                                            Orange, CA 92868-1604

                                            1610 Arden Way, Ste. 195
                                            Sacramento, CA 95815-4041

                                            770 L Street
                                            Suite 700
                                            Sacramento, CA 95814

                                            2830 G Street
                                            Sacramento, CA 95816



                         Grubb & Ellis Company (cont.)

                                            8880 Rio San Diego Drive
                                            Suite 200
                                            San Diego, CA 92108-1634

                                            255 California Street
                                            14th Floor
                                            San Francisco, CA 94111-4904

                                            1732 N. First St.
                                            Ste. 100
                                            San Jose, CA 95112-4508

                                            224 Airport Parkway
                                            Suite 150
                                            San Jose, CA 95110

                                            803 Chapala St.
                                            Santa Barbara, CA 93101-3201

                                            142 E. Carrillo Street
                                            Santa Barbara, CA 93101

                                            2200 Laurelwood Road
                                            Santa Clara, CA 95054

                                            15260 Ventura Blvd.
                                            Suite 1800
                                            Sherman Oaks, CA 94103-5307

                                            6777 Embarcadero Drive
                                            Suite 2
                                            Stockton, CA 95219-3382

                                            27349 Jefferson Avenue
                                            Suite 101
                                            Temecula, CA 92590-5634

                                            14318 California Ave.
                                            Ste. 220
                                            Victorville, CA 92392

                                            69-844 Highway 111
                                            Suite C
                                            Rancho Mirage, CA 92270-2849

                                            19191 South Vermont Avenue
                                            Suite 600
                                            Torrance, CA 90502-1018


                          Grubb & Ellis Company (cont.)

                                            1646 N. California Blvd.
                                            Suite 500
                                            Walnut Creek, CA 94596-4131

                 Colorado:                  1200 l7th St.
                                            Ste. 2000
                                            One Tabor Center
                                            Denver, CO 80202-5841

                 Connecticut:               5 High Ridge Park
                                            Stamford, CT 06905

                                            1055 Summer St.
                                            Stamford, CT 06905-5504

                 District of Columbia       1717 Pennsylvania Ave, NW
                                            Suite 250
                                            Washington, DC 20006-4603

                                            1150 Connecticut Ave., N.W.
                                            Third Floor
                                            Washington, DC 20036-4104

                                            1001 Connecticut Ave., N.W.
                                            Suite 528
                                            Washington, DC 20036

                 Florida:                   2650 North Military Trail
                                            Suite 140
                                            Boca Raton, FL 33431

                                            801 Brickell Ave.
                                            Suite 1060
                                            Brickell Square
                                            Miami, FL 33131

                                            315 E. Robinson St.
                                            Ste. 555
                                            Orlando, FL 32801

                                            2601 South Bayshore Drive
                                            Suite 1700
                                            Miami, FL 33133

                                            6300 NE 1st Avenue
                                            Suite 100
                                            Ft. Lauderdale, FL 33309


                            Grubb & Ellis Company (cont.)

                                            3030 North Rocky Point Drive
                                            Suite 560
                                            Tampa, FL 33607-5803

                 Georgia:                   400 Northridge Road
                                            Suite 1200
                                            Atlanta, GA 30350-3356

                 Illinois:                  225 West Wacker Drive
                                            Suite 2300
                                            Chicago, IL 60606-1229

                                            10275 West Higgins Road
                                            Suite 300
                                            Rosemont, IL 60018-3885

                 Maine:                     One Union Street
                                            Suite 400
                                            Portland, ME 04101-4048

                 Maryland:                  6550 Rock Spring Drive
                                            Bethesda, MD 20817-1132

                 Massachusetts:             One International Place
                                            18th Floor
                                            Boston, MA 02110-2600

                                            Two Newton Executive Park
                                            Suite 300
                                            Newton Lower Falls, MA 02462-1434

                 Minnesota:                 5850 Opus Parkway
                                            Suite 150
                                            Minnetonka, MN 55343-9609

                 New Jersey:                2 Research Way
                                            Princeton Forrestal Center
                                            Princeton, NJ 08540

                                            200 Executive Drive
                                            Suite 200
                                            West Orange, NJ 07052

                                            101 Fieldcrest Avenue
                                            Raritan Plaza III
                                            Edison, NJ 08837-3622


                          Grubb & Ellis Company (cont.)

                                            155 Passaic Avenue
                                            Fairfield, NJ 07004

                 New York:                  55 E 59th  St.
                                            New York, NY 10022-1112

                                            95 Broadhollow Rd.
                                            Melville, NY 11747-3084

                 Ohio:                      1350 Euclid Avenue
                                            Suite 300
                                            Cleveland, OH 44 115-1815

                                            4366 Glendale-Milford Rd.
                                            Cincinnati, OH 45242

                 Oregon:                    1000 SW Broadway
                                            Suite 1000
                                            Portland, OR 97205-3035

                 Pennsylvania:              1600 Market Street
                                            Suite 2600
                                            Philadelphia, PA 19103-7240

                                            600 Six PPG Place
                                            Pittsburgh, PA 15222-5406

                                            455 South Gulph Road
                                            Executive Terrace
                                            King of Prussia, PA 19406-3114

                 Texas:                     14785 Preston Rd.
                                            1000 Signature Place II
                                            Dallas, TX 75240

                                            1507 Continental Plaza
                                            777 Main Street
                                            Fort Worth, TX 76102-5319

                                            1330 Post Oak Blvd.
                                            Suite 1400
                                            Houston, TX 77056-3017

                                            1335 N.E. Loop 410
                                            San Antonio, TX 78209


                          Grubb & Ellis Company (cont.)

                                            40 NE Loop 410
                                            Suite 525
                                            San Antonio, TX 78216-5854

                                            4041 NE Loop 4l0
                                            San Antonio, TX 78209

                 Virginia:                  8230 Leesburg Pike
                                            Suite 750
                                            Vienna, VA 22182-2641

                                            1451 Dolley Madison Blvd.
                                            Suite 300
                                            McLean, VA 22101

                 Washington                 600 University Street
                                            Suite 1800
                                            Seattle, WA 98101-4159

GRUBB & ELLIS MANAGEMENT SERVICES, INC.

       1. The chief executive office of Grubb & Ellis Management Services, Inc. (the "Grantor") is located at:

                              2215 Sanders Road
                              4th Floor
                              Northbrook, IL 60062

       2. The Grantor's true, full and corporate name is: Grubb & Ellis Management Services, Inc. The Grantor uses no trade names or fictitious names except as follows:

              Grubb & Ellis Management Services, Inc. of Delaware
              Commercial Construction Group


       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph 1 above, except as specified below:

              Arizona:                      4041 North Central Avenue
                                            Ste. C-l00
                                            Phoenix, AZ 85012

                                            5255 E. Williams Circle
                                            Suite 2020
                                            Tucson, AZ 8571 1-7407

              California:                   13200 Crossroads Pkwy North
                                            Suite 325
                                            City of Industry, CA 91746

                                            2290 Diamond Blvd.
                                            Suite 202
                                            Concord, CA 94520

                                            16027 Ventura Blvd.
                                            Suite 400
                                            Encino, CA 9 1436-2747

                                            101 Spear St.
                                            Ste. 222
                                            San Francisco, CA 94105

                                            1000 Wiltshire Blvd.
                                            Suite 200
                                            Los Angeles, CA 90017

                                            500 N. State College Blvd.
                                            Ste. 100
                                            Orange, CA 92868-1604

                 Grubb & Ellis Management Services, Inc. (cont.)

                                            2201 Dupont Drive
                                            Suite 750
                                            Irvine, CA 92612

                                            40358 Barrington Dr.
                                            Palm Desert, CA 92211

                                            650 Howe Ave.
                                            Suite 540
                                            Sacramento, A 95825

                                            770L Street
                                            Suite 700
                                            Sacramento, CA 95814

                                            15260 Ventura Blvd.
                                            Suite 1800
                                            Sherman Oaks, CA 91403

                                            19191 5. Vermont Avenue
                                            Suite 600
                                            Torrance, CA 90502

                                            11111 Santa Monica Blvd.
                                            Suite 1200
                                            Los Angeles, CA 90025

              Colorado:                     1200 17th Street
                                            One Talbot Center #2000
                                            Denver, CO 80202-5841

              Connecticut:                  5 High Ridge Park
                                            Stamford, CT 06905

                                            290 Harbor Drive
                                            Stamford, CT 06902-7441

                                            1055 Summer St.
                                            Stamford, CT 06905-5504

              Florida:                      3030 North Rocky Point Drive West
                                            Suite 560
                                            Tampa, FL 33607-5803

              Georgia:                      400 Northridge Road
                                            Suite 1200
                                            Atlanta, GA 30350

                 Grubb & Ellis Management Services, Inc. (cont.)

                                            505 Commerce Park Dr. SE
                                            Ste. A
                                            Marietta, GA 3 0060-2744

              Illinois:                     225 West Wacker Drive
                                            Suite 2300
                                            Chicago, IL 60606-1224

                                            10275 W. Higgins Road
                                            Rosemont, IL 60018

              Maryland:                     6550 Rock Spring Dr.
                                            Ste. 150
                                            Bethesda, MD 20817-1132

                                            6710 Rockledge Dr.
                                            Bethesda, MD 200817-1826

              Massachusetts:                One International Place
                                            18th Floor
                                            Boston, MA 02110-2600

                                            23 Crosby Dr.
                                            Bedford, MA 01730

                                            Two Newton Executive Park
                                            Suite 300
                                            Newton Lower Falls, MA 02162

              Minnesota:                    5850 Opus Parkway
                                            Suite 150
                                            Minnetonka, MN 55343

                                            600 Highway 169
                                            Ste. 1585
                                            St. Louis Park, MN 55426-1206

              Missouri:                     232 N. Kingshingway Blvd.
                                            Chase Park Plaza
                                            St. Louis, MO 63108-1206

              Ohio:                         600 Vine Street
                                            Suite 2700
                                            Cincinnati, OH 45202-2400

                                            1 S Main Street
                                            Ste. 200
                                            Dayton, OH 45402-2016


              Grubb & Ellis Management Services, Inc. (cont.)

                                            25 Merchant St.
                                            Ste. 130
                                            Cincinnati, OH 45246

                                            1350 Euclid Avenue
                                            Ste. 300
                                            Cleveland, OH 44115-1815

              Oregon:                       1000 SW Broadway
                                            Suite 1000
                                            Portland, OR 97205-3 035

              New Jersey:                   200 Executive Drive
                                            West Orange, NJ 07052

                                            155 Passaic Ave.
                                            Fairfield, NJ 07004

                                            2 Research Way
                                            Princeton, NJ 08540

              New York                      28 Kaysal Court
                                            Armond, NY

                                            55 East 59th Street
                                            10th Floor
                                            New,York,NY 10022-1112

                                            144 Barnegat Rd.
                                            Kandr, Ste. 207
                                            Poughkeepsie, NY 12601-5426

              Pennsylvania:                 1600 Market Street
                                            Suite 2600
                                            Philadelphia, PA 19103-7240

                                            600 Six PPG Place
                                            Pittsburgh, PA 15222-5406

              Texas:                        1600 Two Lincoln Centre
                                            5420 LBJ Freeway
                                            Dallas, TX 75240-2654

                                            14785 Preston Rd
                                            1000 Signature Place II
                                            Dallas, TX 75240

                                            1335 NE Loop 4 10
                                            San Antonio, TX 78209


                Grubb & Ellis Management Services, Inc. (cont.)

                                            1601 Bryan St
                                            4th Floor
                                            Dallas, TX 75201

                                            1330 Post Oak Blvd.
                                            Suite 1400
                                            Houston, TX 77056-3031

                                            40 NE Loop 410
                                            Suite 525
                                            San Antonio, TX 78216

              Virginia:                     8000 Towers Crescent Drive
                                            Suite B170
                                            Vienna, VA 22182-2700

                                            8230 Leesburg Pike
                                            Ste. 750
                                            Vienna, VA 22182-2641

                                            32235 Mission Trail Rd.
                                            Suite B1
                                            Lake Elsinore, CA 92530

                                            6380 Wilshire Blvd.
                                            Suite 800
                                            Los Angeles, CA 90048

                                            18757 Burbank Blvd.
                                            Suite 129
                                            Tarzana, CA 91356

                                            5900 Sepulveda Blvd.
                                            Suite 580
                                            Tarzana, CA 91411

                                            1180 South Beverly Drive
                                            Suite 322
                                            Los Angeles, CA 90035

                                            3900 Market Street
                                            Suite 260
                                            Riverside, California 92501

GRUBB & ELLIS AFFILIATES, INC.

       1. The chief executive office of Grubb & Ellis Affiliates, Inc. (the "Grantor") is located at:

                           2215 Sanders Road
                           4th Floor
                           Northbrook, IL 60062

       2. The Grantor's true, full and corporate name is: Grubb & Ellis Affiliates, Inc. The Grantor uses no trade names or fictitious names.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph I above, except as specified below:

                           500 N. State College Blvd.
                           Suite 100
                           Orange, CA 92868-1604

GRUBB & ELLIS EUROPE, INC.

       1. The chief executive office of Grubb & Ellis Europe, Inc. (the "Grantor") is located at:

                           120 Old Broad Street
                           London EC2N 1 AR
                           England

       2. The Grantor's true, full and corporate name is: Grubb & Ellis Europe, Inc. The Grantor uses no trade names or fictitious names.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph I above.

              Belgium:                      25 Bessenveldstraat
                                            Airport Boulevard Office Park
                                            1831 Diegem, Brussels


GRUBS & ELLIS MORTGAGE GROUP, INC.

       1. The chief executive office of Grubb & Ellis Mortgage Group, Inc. (the "Grantor") is located at:

                           2215 Sanders Road
                           4th Floor
                           Northbrook, IL 60062


Grubb & Ellis Mortgage Group, Inc. (cont.)

       2. The Grantor's true, full and corporate name is: Grubb & Ellis Mortgage Group, Inc. The Grantor uses no trade names or fictitious names.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph I above, except as specified below:

              Arizona:                      2390 East Camelback Road
                                            Suite 100
                                            Phoenix, AZ 85016

                                            5255 W. Williams Circle
                                            Suite 2020
                                            Tucson, AZ 85711

              California:                   4695 Mac Arthur Court
                                            Newport Beach, CA 92660

              District of Columbia:         1090 Vermont Avenue
                                            Suite 900
                                            Washington, DC 20005

              Texas:                        l330 Post Oak
                                            Suite 1400
                                            Houston, TX 77056


GRUBS & ELLIS NEW YORK, INC.

       1. The chief executive office of Grubb & Ellis New York, Inc. (the "Grantor") is located at:

                           Delmonico Plaza
                           55 East 59th Street
                           New York, NY 10022

       2. The Grantor's true, full and corporate name is: Grubb & Ellis New York, Inc. The Grantor uses no trade names or fictitious names, except the following:

                  James Felt Appraisal and Consulting Services
                  Grubb & Ellis Appraisal & Consulting

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph I above, except as specified below:

              New York:                     95 Broad Hollow Road
                                            Melville, New York 11747

GRUBS & ELLIS OF OREGON. INC.

NOTE: GRUBB & ELLIS OF OREGON, INC. IS CHANGING IT NAME TO "GRUBB & ELLIS OF ARIZONA, INC." AS OF MAY 12 OR 13, 2003.

       1. The chief executive office of Grubb & Ellis of Oregon. Inc. (the "Grantor") is located at:

                           1000 SW Broadway
                           Suite 1000
                           Portland, OR 97205

       2. The Grantor's true, full and corporate name is: Grubb & Ellis of Oregon, Inc. The Grantor uses no trade names or fictitious names.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph 1 above.


HSM INC.

       1. The chief executive office of HSM Inc. (the "Grantor") is located at:

                           14785 Preston Rd.
                           1000 Signature Place II
                           Dallas, TX  75240

       2. The Grantor's true, full and corporate name is: HSM Inc. The Grantor uses no trade names or fictitious names.

       3. All of the Grantor's personal property which has not been delivered to the Bank pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph 1 above.



GRUBB & ELLIS OF MICHIGAN, INC.

       1. The chief executive office of Grubb & Ellis of Michigan, Inc. is located at:

                           2000 Town Center
                           Suite 500
                           Southfield, MI 48075

       2. The Grantor's true, full and corporate name is: Grubb & Ellis of Michigan, Inc. The Grantor uses no trade names or fictitious names except:

                           Grubb & Ellis Company

       3. All of the Grantor's personal property which has not been delivered to the Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph (a) above, except as specified below:

                           220 E. Huron St.
                           Suite 70
                           Ann Arbor, MI 48104

GRUBS & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.

       1. The chief executive office of Grubb & Ellis Management Services of Michigan, Inc. is located at:

                           2000 Town Center
                           Suite 500
                           Southfield, MI 48075

       2. The Grantor's true, full and corporate name is: Grubb & Ellis of Michigan, Inc. The Grantor uses no trade names or fictitious names except:

                           Grubb & Ellis Management Services, Inc.

Grubb & Ellis Management Services of Michigan, Inc. (cont.)

       3. All of the Grantor's personal property which has not been delivered to the Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph (a) above.


GRUBB & ELLIS CONSULTING SERVICES COMPANY

       1. The chief executive office of Landauer Realty Group, Inc. is located at:

                           2215 Sanders Road, Suite 400
                           Northbrook, IL 60062

       2. The Grantor's true, full and corporate name is: Landauer Realty Group, Inc. The Grantor uses no trade names or fictitious names except:

                           Landauer Capital Markets Group
                           Market Flash
                           Wadley Donovan Group, a Grubb & Ellis Company

       3. All of the Grantor's personal property which has not been delivered to the Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at the Grantor's chief executive office as described in Paragraph I above, except as specified below:

                           666 Fifth Avenue
                           25th Floor
                           New York, NY 10103

                           60 Canal Street
                           Boston, MA 02114

                           225 West Washington
                           Suite 1500
                           Chicago, IL 60606

                           55 E. 59th Street
                           New York, NY 10022

                       GUARANTEE AND COLLATERAL AGREEMENT

                                   SCHEDULE 6

                              INTELLECTUAL PROPERTY



       A.     TRADEMARKS AND TRADENAMES

------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
                          APPLICATION/
MARK/COUNTRY              REGISTRATION         CLASS/GOODS/SERVICES                     CURRENT STATUS       NEXT ACTION DUE
                          NO.
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
                                                                         UNITED STATES
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
CIRCLE WITH DIAGONAL      Registration No.     Class 35:  Facilities management         Filed on 8/15/96     File Declaration of
DESIGN                    2,185,311            services, namely, management of          based on use since   Use by 9/1/04;
(Black & White)                                security services, management of         June 1994;           Renew registration
                                               environmental control services,          Registered 9/1/98    by 9/1/08
                                               management of provision of food
                                               services, management of mailroom
                                               services, and management of document
                                               reproduction services, all for others;

                                               Class 36:  Real estate brokerage,
                                               mortgage brokerage, insurance
                                               consultation; real estate appraisal;
                                               arranging for investment in real
                                               estate syndications; real estate
                                               portfolio and asset management
                                               services; and property management
                                               services;

                                               Class 37:  Construction management
                                               services, and custodial management
                                               services

------------------------- -------------------- ---------------------------------------- -------------------- ---------------------

------------------------- ------------------- ---------------------------------------- -------------------- ----------------------
                          APPLICATION/
MARK/COUNTRY              REGISTRATION        CLASS/GOODS/SERVICES                     CURRENT STATUS       NEXT ACTION DUE
                          NO.
------------------------- ------------------- ---------------------------------------- -------------------- ----------------------
CIRCLE WITH DIAGNONAL     Registration No.    Class 35:  Facilities management         Filed 8/26/96        File Declaration of
DESIGN                    2,185,316           services, namely, management of          based on use since   Use by 9/1/04;
(Colors - Black/Yellow)                       security services, management of         June 1994;           Renew registration
                                              environmental control services,          Registered 9/1/98    by 9/1/08
                                              management of provision of food
                                              services, management of mailroom
                                              services, and management of document
                                              reproduction services, all for others;

                                              Class 36:  Real estate brokerage,
                                              mortgage, brokerage, insurance
                                              consultation; real estate appraisal;
                                              arranging for investment in real
                                              estate syndications; real estate
                                              portfolio and asset management
                                              services; and property management
                                              services;

                                              Class 37:  Construction management
                                              services, and custodial management
                                              services
------------------------- ------------------- ---------------------------------------- -------------------- ----------------------

------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
                          APPLICATION/
MARK/COUNTRY              REGISTRATION         CLASS/GOODS/SERVICES                     CURRENT STATUS       NEXT ACTION DUE
                          NO.
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
GRUBB & ELLIS             Registration No.     Class 35:  Facilities management         Filed 9/6/96 based   File Declaration of
                          2,174,290            services, namely, management of          on use since         use by 7/21/04;
                                               security services, management of         3/22/62;             Renew registration
                                               environmental control services,          Registered 7/21/98   by
                                               management of provision of food                               7/21/08
                                               services, management of mailroom
                                               services, and management of document
                                               reproduction services;

                                               Class 36:  Real estate brokerage,
                                               mortgage brokerage, insurance
                                               consultation, real estate appraisal,
                                               arranging for investment in real
                                               estate syndications, real estate
                                               portfolio and asset management
                                               services, and property management
                                               services;

                                               Class 37:  Construction management
                                               services and custodial management
                                               services.

------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
GRUBB & ELLIS PROPERTY    Registration No.     Class 35:  Facilities management
SOLUTIONS WORLDWIDE       2,237,162            services, namely, management of
                                               security services, management of
                                               environmental control services,
                                               management of provision of food
                                               services, management of mailroom
                                               services, and management of document
                                               reproduction services, all for others;

                                               Class 36:  Real estate brokerage,
                                               mortgage brokerage, insurance
                                               consultation; real estate appraisal;
                                               arranging for investment in real
                                               estate syndications; real estate
                                               portfolio and asset management
                                               services; and property management
                                               services;

                                               Class 37:  Construction management
                                               services, and custodial management
                                               services
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------

------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
                          APPLICATION/
MARK/COUNTRY              REGISTRATION         CLASS/GOODS/SERVICES                     CURRENT STATUS       NEXT ACTION DUE
                          NO.
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
GRUBB & ELLIS (and        Registration No.     Class 38:  Real estate brokerage         Registered 11/6/84;
Design)                   1,304,099            services; mortgages brokerage            Section 8
                                               services; insurance brokerage            Declaration of
                                               services; insurance consulting           Used accepted
                                               services; real estate appraisal and
                                               consulting services; property
                                               management services; facilities
                                               management services; arranging for
                                               investment in real estate
                                               syndications; and investment banking
                                               services
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
LANDAUER                  Registration No.     Class 36:  Real estate appraisal,        First use            File transfer of
                          1,455,712            leasing and investment management        0/0/1946; filed      ownership of mark
                                               services; consultation services in the   5/22/86;             to Grubb & Ellis
                                               field of real estates.                   registered           Company.
                                                                                        9/1/87.  Assigned
                                                                                        by contract to
                                                                                        Grubb & Ellis
                                                                                        Company but
                                                                                        transfer not yet
                                                                                        registered with
                                                                                        PTO.
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
                                                                                CANADA
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------
GRUBB & ELLIS IN CIRCLE   Application No.      Real estate brokerage services;          Filed 5/28/97;       Confirm allowance
DESIGN                    846,353              mortgage brokerage services; insurance   Approval Notice      of mark 6/3/03
                                               consulting services; real estate         issued 4/16/99*
                                               appraisal and consulting services;
                                               property management services;
                                               facilities management services;
                                               arranging for investment in real
                                               estate syndications; construction
                                               management services; and real estate
                                               portfolio and asset management services
------------------------- -------------------- ---------------------------------------- -------------------- ---------------------

       * Tentative approval subject to publication requirements.

------------------------- ------------------ --------------------------------------- --------------------- -----------------------
                                                                     UNITED KINGDOM
------------------------- ------------------ --------------------------------------- --------------------- -----------------------
LANDAUER                  Registration No.   Real estate appraisal, leasing and      Filed 3/3/92;         File transfer of
                          1492853            investment management services;         Registration (same    ownership of mark to
                                             consultations related to real           date): 3/3/92         Grubb & Ellis Company.
                                             estates; all included in Class 36
------------------------- ------------------ --------------------------------------- --------------------- -----------------------

       OTHER TRADENAMES AND MARKS

       1. The following marks were assigned to Grubb & Ellis Company pursuant to an Assignment of Proprietary Rights dated as of July 30, 1999 between Landauer Associates, Inc. et al and Grubb & Ellis Company:

       o Landauer Real Estate Counselors

       o R-E-SEARCH

       o www.r-e-search.com

       o internet domain name registration that incorporate or include the above three marks, including, but not limited to:

                            o Landauer.com
                            o R-E-SEARCH.com
                            o HORWATHLANDAUER.com
                            o LANDAUERLOANSALES.com
                            o R-E-SOURCE.com
                            o MARKET-FLASH.com

       2. Tradenames of Grubb & Ellis Company and Subsidiaries which are the subject of d/b/a filings, assumed name filings, or corporate name reservation or other filings with state or county authorities:

       Grubb & Ellis Company

       Tradenames:          Grubb & Ellis of Florida, Inc.
                            Leggat McCall/Grubb & Ellis
                            Grubb & Ellis of Metropolitan Washington, D.C.
                            Win. A. White & Sons Management
                            Win. A. White-Redevco Management
                            Win. A. White/Tishman East Inc.
                            HSM Properties, Inc.
                            Grubb & Ellis Commercial Brokerage
                            The Schuck Commercial Brokerage Company

GRUBB & ELLIS OF MICHIGAN. INC.

Tradename:                  Grubb & Ellis Company



GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.

Tradename                   Grubb & Ellis Management Services, Inc.

GRUBB & ELLIS NEW YORK. INC.

Tradenames                  James Felt Appraisal and Consulting Services
                            Grubb & Ellis Appraisal & Consulting


B.     PATENTS OWNED

The following patent applications were assigned to Grubb & Ellis Company pursuant to an Assignment of Proprietary Rights dated as of July 30, 1999 between Landauer Associates, Inc. et al and Grubb & Ellis Company, but for which ownership has not yet been transferred at the U.S. Patent and Trademark Office:


---------------------------------------- ----------------- ---------------------
            Pending Patents               Application No.   Date of Application
---------------------------------------- ----------------- ---------------------

Method and System for Converting a
Markup Language file into a User
Productivity Application File             09/267,978        March 12, 1999
---------------------------------------- ----------------- ---------------------

Method and System for
Generating a User Defined
Markup Language Report                    09/267,491        March 12, 1999

---------------------------------------- ----------------- ---------------------


C.     COPYRIGHT REGISTRATIONS

No copyright registrations are owned by the Loan Parties.


B.     LICENSING AGREEMENTS

The Loan Parties grant licenses to the tradenames and servicemarks of Grubb & Ellis from time to time under the Grubb & Ellis Affiliate program, to real estate firms with reciprocal referral agreements. From time to time, Grubb & Ellis has granted licenses to use its trade names and servicemarks to person who have purchased a portion of the Company's business. All arrangements are contractually limited in time and scope.

                                     ANNEX I

                              ASSUMPTION AGREEMENT


       The   undersigned,   ____________________________________,   a   ________
corporation, hereby joins in the execution of that certain Guarantee and Collateral Agreement dated as of October,1999 (the "Guaranty"), by Grubb & Ellis Company, certain of its Subsidiaries and each other Person that has become or becomes a Guarantor and Grantor thereunder after the date and pursuant to the terms thereof to and in favor of Bank of America, N.A., as Lender. By executing this Assumption Agreement, the undersigned hereby agrees that it is a Guarantor arid a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor. The undersigned agrees to be bound by all of the terms and provisions of the Guaranty and represents and warrants that the representations and warranties set forth in Section 4 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof. Each reference to a Guarantor or a Grantor in the Guaranty shall be deemed to include the undersigned.

       In  Witness  Whereof,   the  undersigned  has  executed  this  Assumption
Agreement this _____ day of ____________________, _______________.


                                             ___________________________________
                                             a ________ corporation


                                             By: _______________________________
                                             Name:______________________________
                                             Title:_____________________________